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                              BLUE CHIP VALUE FUND


                                  ANNUAL REPORT

                                 TO STOCKHOLDERS










                                DECEMBER 31, 2002

PORTFOLIO MANAGER COMMENTARY

Dear Fellow Stockholders:

     Once again, this has been a challenging year for the Blue Chip Value Fund. While the Fund held its own during the difficult first half of our fiscal year, the second half proved more frustrating. In what could be termed a tale of two quarters, corporate malfeasance, geopolitical tensions and high-profile bankruptcies sent the S&P 500 Index to a 17.28% decline in the third quarter, its worst quarterly performance since the fourth quarter of 1987. Following a bottom in early October, the market then engineered a solid relief rally before losing steam in late December, leaving the S&P 500 up 8.44% for the fourth quarter. In both instances, the environment was characterized by extremely high levels of volatility, in large part due to sudden and severe swings in investor sentiment.

     Against this highly emotional backdrop, the Fund's net asset value (NAV) declined 20.60% for the fiscal year ended December 31, 2002, modestly outperforming the 22.09% drop of its benchmark, the S&P 500 Index. With respect to market performance, the Fund ended the year trading at a discount to NAV after having started the year at a premium. This resulted in a negative market price return of 32.19%. Although no one celebrates a decline in value, this is the third consecutive year that the Fund's NAV performance has bested its benchmark, in a period which coincides with the well-documented downturn in the financial markets. Nevertheless, recent losses are not the kind of results we are accustomed to reporting.

     In our view, investing is a long-term process that requires consistent discipline and the ability to follow that discipline through various market cycles and short-term market phenomenon. Our investment discipline is characterized by identifying businesses where, in our opinion, strong management teams exhibit the ability to generate improving returns on their invested assets. When the intrinsic value of this type of business in our opinion exceeds its current share price, we believe we have an excellent long-term investment.

     Since we last reported at mid-year, our better performing investments were among the consumer staples, cyclicals and energy sectors. Unusually high valuations limited our exposure to staples, whose market basket finished down 10% for the period. However, our holdings in the sector were up on average 1.5%, bolstered by a 23% second-half advance for food and household products leader Sara Lee Corp. In consumer cyclicals, our defensive, valuation-sensitive holdings, which included discount apparel retailer TJX Companies, outperformed the market basket by 4%. Meanwhile, strong fundamentals and visible cash flows led us to overweight energy, where our holdings outperformed the market basket by 5%. Overall, our best performing sector for the year was communications. Although we cut back our investments in the sector as values declined, the Fund's holdings outpaced the market average by 16%.

     The widely-covered bankruptcy filings of WorldCom and Adelphia Communications produced two violent sell-offs during the third quarter. Although neither company was held in the Fund, considerable damage was inflicted upon global banking giant J.P. Morgan Chase & Co., causing us to liquidate the position in the third quarter. Further contributing to our weaker third quarter performance was insurance brokerage AON Corp., whose turnaround efforts unexpectedly reversed course. The capital goods sector also came under pressure as, it appears, investors increasingly eschewed stable businesses for higher risk names that had fallen dramatically. Although defense contractors Raytheon Co. and General Dynamics Corp. outperformed earlier in the year, their presence worked against us during the second half. Even so, our holdings in the sector were up 1.7% for the year, while the market basket closed down 20.2%.

     Looking ahead, we believe our fourth quarter gains may be an indication that the market is finally discounting an economic recovery. However, it appears to us that war fears and credit concerns continue to have a dampening effect, curbing the propensity of businesses to hire and invest capital. For that reason, we remain somewhat cautious on the sustainability of gains in areas such as technology, telecommunications, and certain consumer-related businesses, sectors that drove the late-period advance. We are watchful for opportunities to trim positions in these groups, while adding to holdings that were overlooked but whose intrinsic value we perceive is still visibly higher than their current market value. The strength of our investment philosophy gives us reason to believe that the Fund will meet and, hopefully, exceed your expectations.

     Consistent with this belief, your Board of Directors is engaged in the process of reviewing the risks and rewards of raising additional capital for the Blue Chip Value Fund through borrowing. The ultimate goal of this investment would be to enhance your stockholder returns. What makes this opportunity worth considering are the unusual circumstances of being able to borrow at forty-year low interest rates, while at the same time, being able to invest in stock prices that have been down for three years in a row. We will continue to assess the alternatives and will keep you informed of our final decision.

     Thank you for your continued investment in the Blue Chip Value Fund.

Sincerely,

/s/ Mark M. Adelmann

Mark M. Adelmann, CFA, CPA
Portfolio Manager and
Vice President

SEND US YOUR E-MAIL ADDRESS

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

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
                             SECTOR DIVERSIFICATION
                            IN COMPARISON TO S&P 500
                            AS OF DECEMBER 31, 2002*

                                                              FUND      S&P 500
                                                              ----      -------
Basic Materials                                                3.0%       2.7%
Capital Goods                                                  9.0%       4.9%
Commercial Services                                            2.7%       2.3%
Communications                                                 4.6%       6.6%
Consumer Cyclical                                             12.0%      12.1%
Consumer Staples                                               4.4%       9.6%
Energy                                                         6.4%       6.1%
Financials                                                    25.9%      23.1%
Medical/Healthcare                                            13.2%      14.6%
REITs                                                          0.0%       0.3%
Technology                                                    11.5%      13.3%
Transportation                                                 2.1%       1.7%
Utilities                                                      2.8%       2.8%

* SECTOR DIVERSIFICATION IS SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF FUTURE INVESTMENTS.

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2002

                  RETURN        1-YEAR        3-YEAR        5-YEAR       10-YEAR
                  ------        ------        ------        ------       -------
Blue Chip
Value Fund        NAV          (20.60%)       (8.27%)       (0.74%)       9.20%

Blue Chip         Market
Value Fund        Price        (32.19%)       (9.17%)       (4.13%)       8.29%

S&P 500
Index                          (22.09%)      (14.55%)       (0.58%)       9.34%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES WILL FLUCTUATE, SO THAT SHARES MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST WHEN SOLD. TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING A PURCHASE OF COMMON STOCK ON THE OPENING OF THE FIRST DAY AND A SALE ON THE CLOSING OF THE LAST DAY OF EACH PERIOD REPORTED. DIVIDENDS AND DISTRIBUTIONS, IF ANY, ARE ASSUMED FOR PURPOSES OF THIS CALCULATION TO BE REINVESTED AT PRICES OBTAINED UNDER THE FUND'S DIVIDEND REINVESTMENT PLAN. RIGHTS OFFERINGS, IF ANY, ARE ASSUMED FOR PURPOSES OF THIS CALCULATION TO BE FULLY SUBSCRIBED UNDER THE TERMS OF THE RIGHTS OFFERING. GENERALLY, TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE WILL BE HIGHER THAN TOTAL INVESTMENT RETURN BASED ON MARKET VALUE IN PERIODS WHERE THERE IS AN INCREASE IN THE DISCOUNT OR A DECREASE IN THE PREMIUM OF THE MARKET VALUE TO THE NET ASSET VALUE FROM THE BEGINNING TO THE END OF SUCH PERIODS. CONVERSELY, TOTAL INVESTMENT RETURN BASED ON THE NET ASSET VALUE WILL BE LOWER THAN TOTAL INVESTMENT RETURN BASED ON MARKET VALUE IN PERIODS WHERE THERE IS A DECREASE IN THE DISCOUNT OR AN INCREASE IN THE PREMIUM OF THE MARKET VALUE TO THE NET ASSET VALUE FROM THE BEGINNING TO THE END OF SUCH PERIODS.

                        MARKET PRICE PERFORMANCE HISTORY
                           SINCE INCEPTION (04/15/87)

Month/Year    Adjusted Market Price(1)     Actual Market Price(2)   Annual Total Distributions(3)
----------    ------------------------     ----------------------   -----------------------------
   4/87                 10                          10
   6/87                 9.5                         9.5
   9/87                 7.8                         7.75
  12/87                 5.58                        5.5                         .11
   3/88                 5.87                        5.75
   6/88                 6.31                        6.13
   9/88                 6.1                         5.88
  12/88                 6.28                        6                           .19
   3/89                 6.73                        6.25
   6/89                 7.62                        6.88
   9/89                 8.54                        7.5
  12/89                 8.2                         7                           .78
   3/90                 8.13                        6.75
   6/90                 8.21                        6.63
   9/90                 6.86                        5.38
  12/90                 7.86                        6                           .75
   3/91                 9.28                        6.88
   6/91                 9.88                        7.13
   9/91                 10.49                       7.38
  12/91                 11.4                        7.63                        .96
   3/92                 11.77                       7.88
   6/92                 12.07                       7.88
   9/92                 12.18                       7.75
  12/92                 12.81                       7.75                        .77
   3/93                 13.64                       8.25
   6/93                 13.78                       8.13
   9/93                 14.51                       8.25
  12/93                 14.57                       7.88                        .80
   3/94                 14.1                        7.63
   6/94                 12.54                       6.75
   9/94                 12.83                       6.88
  12/94                 12.65                       6.13                        .75
   3/95                 13.68                       6.63
   6/95                 14.78                       7.13
   9/95                 15.88                       7.63
  12/95                 17.91                       7.63                       1.08
   3/96                 19.09                       8.13
   6/96                 20.04                       8.5
   9/96                 21.89                       9.25
  12/96                 24.98                       9.25                       1.35
   3/97                 22.92                       8.38
   6/97                 27.37                       9.75
   9/97                 31.13                       10.81
  12/97                 35.11                       10.94                      1.57
   3/98                 38.12                       11.88
   6/98                 37.19                       11.31
   9/98                 30.52                       9.06
  12/98                 35.58                       9.75                       1.13
   3/99                 35.12                       9.63
   6/99                 37.9                        10.13
   9/99                 35.79                       9.31
  12/99                 37.95                       8.69                       1.68
   3/00                 36.04                       8.25
   6/00                 37.62                       8.38
   9/00                 38.84                       8.44
  12/00                 36.75                       7.55                        .89
   3/01                 34.06                       6.79
   6/01                 41.48                       8.05
   9/01                 37.75                       7.14
  12/01                 41.92                       7.56                        .74
   3/02                 39.16                       7.02
   6/02                 34.89                       6.1
   9/02                 28.26                       4.8
  12/02                 28.43                       4.59                        .56

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES WILL FLUCTUATE, SO THAT SHARES MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST WHEN SOLD.

(1) REFLECTS THE CUMULATIVE TOTAL RETURN OF AN INVESTMENT MADE BY A STOCKHOLDER WHO PURCHASED ONE SHARE AT INCEPTION ($10.00 IPO) AND THEN REINVESTED ALL ANNUAL DISTRIBUTIONS AS INDICATED, AND FULLY PARTICIPATED IN PRIMARY SUBSCRIPTIONS OF RIGHTS OFFERINGS.

(2)  REFLECTS THE ACTUAL MARKET PRICE OF ONE SHARE AS IT HAS TRADED ON THE NYSE.

(3) ANNUAL DISTRIBUTION TOTALS REPRESENT ACTUAL AMOUNTS. THE FUND CURRENTLY PAYS 2.5% OF ITS NET ASSET VALUE QUARTERLY; HOWEVER THIS POLICY MAY BE CHANGED AT THE DISCRETION OF THE FUND'S BOARD OF DIRECTORS.

WHY DIVIDEND REINVESTMENT IS IMPORTANT

     A very important component of a stockholder's total return comes from the reinvestment of distributions as the chart above demonstrates. Please read the following summary of the Fund's Dividend Reinvestment and Cash Purchase Plan and call us at (800) 624-4190 or visit www.blu.com to obtain an enrollment form or if you have any additional questions.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Blue Chip Value Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan. There is no service charge for participation.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date ("Net Asset Value"), unless at such time the Net Asset Value is higher than the market price of the Fund's common stock, plus brokerage commission. In this case, the Fund will attempt, generally over the next 10 business days (the "Trading Period"), to acquire shares of the Fund's common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share.

     A stockholder owning a minimum of 50 shares may join the Plan by sending an Enrollment Form to the Plan Agent at Mellon Investor Services, LLC, Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ, 07660.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash. Participants must own at least 50 shares at all times.

     A stockholder may elect to withdraw from the Plan at any time on 15-days' prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future.

     The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     Additional information about the Plan may be obtained from Blue Chip Value Fund, Inc. by writing to 1225 17th Street, 26th Floor, Denver, CO 80202, by telephone at (800) 624-4190 or by visiting us at www.blu.com.

     If your shares are registered with a broker, you most likely can still participate in the Dividend Reinvestment Plan. Please contact your broker about how to participate and to inquire if there are any fees which may be charged by the broker to your account.

STOCKHOLDER DISTRIBUTION INFORMATION

     Certain tax information regarding Blue Chip Value Fund, Inc. is required to be provided to stockholders based upon the Fund's income and distributions to the stockholders for the calendar year ended December 31, 2002.

     The Board of Directors of Blue Chip Value Fund, Inc. voted to pay to stockholders of record at the opening of business on the record date, the following distributions derived from net investment income as well as return of capital:

       RECORD           PAY                          RETURN OF
        DATE            DATE          DIVIDENDS       CAPITAL       TOTAL
        ----            ----          ---------       -------       -----
     4/17/2002        4/30/2002        $0.0107        $0.1593       $0.17
     7/12/2002        7/26/2002        $0.0094        $0.1406       $0.15
     10/11/2002       10/25/2002       $0.0075        $0.1125       $0.12
     12/31/2002       1/15/2003        $0.0075        $0.1125       $0.12
                                       $0.0351        $0.5249       $0.56

     The Fund notified stockholders at the end of January 2003 of amounts for use in preparing 2002 income tax returns. Please note the return of capital is non-taxable.

ATTENTION CORPORATE STOCKHOLDERS:

     To determine the amount that qualifies for the dividends-received deduction for corporations, multiply the amount that appears in column 1 of Form 1099-DIV by 100%.

INFORMATION ON THE DIRECTORS AND OFFICERS OF THE FUND

The list below provides certain information about the identity and business experience of the directors and officers of the Fund. The Fund's Statement of Additional Information includes additional information about the Fund's directors, and may be obtained from the Fund free of charge by calling 1-800-624-4190.

INTERESTED DIRECTORS*

TODGER ANDERSON, CFA(1)
Age: 58

POSITION(S) HELD WITH THE FUND:
PRESIDENT AND DIRECTOR

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
President since 1987. Director from 1988 to 1995 and since 1998. Term as Director expires in 2004.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
President and Executive Manager, Denver Investment Advisors LLC (since 1995); prior thereto President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund (since 1986); Portfolio Co-Manager, Westcore Select Fund (since 2001).

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
OVERSEEN BY DIRECTOR: One
OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: NONE

KENNETH V. PENLAND, CFA(1)
Age: 60

POSITION(S) HELD WITH THE FUND:
CHAIRMAN OF THE BOARD AND DIRECTOR

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Chairman of the Board and Director since 1987. Term as Director expires in 2003.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Retired; from 1995 until December 2001, Chairman and Executive Manager, Denver Investment Advisors LLC; prior thereto Chairman of the Board and Director of Research, Denver Investment Advisors, Inc.; from 1995 until August 2002, President, Westcore Funds; Trustee, Westcore Funds (since 2001).

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
OVERSEEN BY DIRECTOR: Twelve
OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: One

INDEPENDENT DIRECTORS

ROBERT J. GREENEBAUM(1)
Age: 85

POSITION(S) HELD WITH THE FUND:
DIRECTOR

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Director since 1988. Term expires in 2004.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Independent Consultant; Director, United Asset Management Corp., Boston, Massachusetts (February 1982 - May 2000); Consultant, Denver Investment Advisors LLC, and its predecessor, Denver Investment Advisors, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
OVERSEEN BY DIRECTOR: One
OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: None

RICHARD C. SCHULTE(1)
Age: 58

POSITION(S) HELD WITH THE FUND:
DIRECTOR

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Director since 1987. Term expires in 2005.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Private Investor; from 1993 until 1996, President, Transportation Service Systems, Inc.; Employee, Southern Pacific Lines, Denver, Colorado (since 1993); prior thereto, Employee, Rio Grande Industries, Denver, Colorado (holding company) (since 1991); Vice President Finance and Treasurer, Rio Grande Holdings, Inc., Denver, Colorado (since 1990); and Vice President, Denver & Rio Grande Western Railroad Company, Denver, Colorado (since 1990).

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
OVERSEEN BY DIRECTOR: One
OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: None

ROBERTA M. WILSON, CFA(1)
Age: 59

POSITION(S) HELD WITH THE FUND:
DIRECTOR

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Director since 1987. Term expires in 2003.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Retired; from 1985 until July 1998, Director of Finance, Denver Board of Water Commissioners, Denver, Colorado. Management consultant and coach (since 1998).

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
OVERSEEN BY DIRECTOR: One
OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: None

LEE W. MATHER, JR.(1)
Age: 59

POSITION(S) HELD WITH THE FUND:
DIRECTOR

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Director since 2001. Term expires in 2005.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Director, American Rivers (conservation organization) (since June 2000); Investment Banker, Merrill Lynch & Co. (January 1977 - April 2000).

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
OVERSEEN BY DIRECTOR: One
OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: None

GARY P. MCDANIEL(1)
Age: 57

POSITION(S) HELD WITH THE FUND:
DIRECTOR

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Director since 2001. Term expires in 2004.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Chief Executive Officer, Chateau Communities, Inc. (REIT/ manufactured housing) (1997-2002); prior thereto, Chief Executive Officer ROC Communities, Inc. (1980-1997).

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
OVERSEEN BY DIRECTOR: One
OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: None

OFFICERS

MARK M. ADELMANN, CFA, CPA
Age: 45

1225 Seventeenth St.
26th Floor
Denver, Colorado 80202

POSITION(S) HELD WITH THE FUND:
VICE PRESIDENT

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Vice President since 2002.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Vice President, Denver Investment Advisors LLC (since 1995).

W. BRUCE MCCONNEL(5)
Age: 59

One Logan Square
18th and Cherry Sts.
Philadelphia, PA 19103

POSITION(S) HELD WITH THE FUND:
SECRETARY

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Secretary since 1987.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Partner of the law firm of Drinker Biddle & Reath LLP, Philadelphia, PA.

JASPER R. FRONTZ, CPA(5)
Age: 34

1225 Seventeenth St.
26th Floor
Denver, Colorado 80202

POSITION(S) HELD WITH THE FUND:
TREASURER

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Treasurer since 1997.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Vice President, Denver Investment Advisors LLC (since 2000); Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997); prior thereto, Fund Controller, ALPS Mutual Fund Services, Inc. (1995-1997), Registered Representative, ALPS Distributors, Inc. (since 1995).

NOTES

* These directors each may be deemed to be an "interested director" of the Fund within the meaning of the Investment Company Act of 1940 by virtue of their affiliations with the Fund's investment adviser and their positions as officers of the Fund.

1. Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz.

2. The Fund's By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years, and the term of one class of directors expires each year. The officers of the Fund are elected by the Board of Directors and, subject to earlier termination of office, each officer holds office for one year and until his or her successor is elected and qualified.

3. Fund complex is comprised of the Fund, consisting of one portfolio and Westcore Funds, of which there are eleven portfolios.

4. Includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

5. Mr. McConnel and Mr. Frontz also serve as Secretary and Treasurer, respectively, of Westcore Funds.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Blue Chip Value Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from January 1, 1998 to December 31, 1999 were audited by other auditors whose report, dated January 14, 2000, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Denver, Colorado
January 24, 2003

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS
Investments at market value                                       $ 131,709,131
  (identified cost $144,460,402)
Dividends receivable                                                    305,257
Interest receivable                                                       7,412
Other assets                                                              8,701
                                                                  -------------
  TOTAL ASSETS                                                      132,030,501
                                                                  -------------

LIABILITIES
Distributions payable                                                 3,182,466
Advisory fee payable                                                     69,393
Administration fee payable                                                8,088
Accrued expenses and other liabilities                                   57,644
                                                                  -------------
  TOTAL LIABILITIES                                                   3,317,591
                                                                  -------------
NET ASSETS                                                        $ 128,712,910
                                                                  =============

COMPOSITION OF NET ASSETS
Capital stock, at par                                             $     265,206
Paid-in-capital                                                     157,588,958
Accumulated net realized loss                                       (16,389,983)
Net unrealized depreciation on investments                          (12,751,271)
                                                                  -------------
                                                                  $ 128,712,910
                                                                  =============
SHARES OF COMMON STOCK
  OUTSTANDING (100,000,000 shares
  authorized at $0.01 par value)                                     26,520,550
                                                                  =============

Net asset value per share                                         $        4.85
                                                                  =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

INCOME
  Dividends                                         $  2,124,125
  Interest                                               167,155
  Foreign taxes withheld                                 (10,164)
                                                    ------------
      TOTAL INCOME                                                 $  2,281,116
                                                                   ------------

EXPENSES
  Investment advisory fee
    (Note 3)                                             878,334
  Administrative services fee
    (Note 3)                                              95,118
  Legal fees                                              75,000
  Directors' fees                                         72,000
  Transfer agent fees                                     70,000
  Stockholder reporting                                   70,000
  NYSE listing fees                                       36,700
  Audit and tax preparation fees                          24,499
  Insurance and fidelity bond                             10,975
  Custodian fees                                           9,650
  Other                                                    8,500
                                                    ------------
      TOTAL EXPENSES                                                  1,350,776
                                                                   ------------
      NET INVESTMENT INCOME                                             930,340
                                                                   ------------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  Net realized loss on investments                                  (16,214,221)
  Change in net unrealized appreciation/
    depreciation of investments                                     (21,320,777)
                                                                   ------------
    NET LOSS ON INVESTMENTS                                         (37,534,998)
                                                                   ------------
    NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                    $(36,604,658)
                                                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR
                                                      ENDED DECEMBER 31,
                                               --------------------------------
                                                   2002               2001
                                               -------------      -------------
DECREASE IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                        $     930,340      $     852,030
  Net realized gain/(loss) from
    securities investments                       (16,214,221)         8,769,357
  Change in net unrealized
    appreciation or depreciation
    of investments                               (21,320,777)       (13,542,885)
                                               -------------      -------------
                                                 (36,604,658)        (3,921,498)
                                               -------------      -------------
DECREASE IN NET ASSETS
  FROM DISTRIBUTIONS TO
  STOCKHOLDERS FROM:
  Net investment income                             (930,340)          (857,755)
  Net realized gain on
    investments                                            0         (7,529,781)
  Return of capital                              (13,857,137)        (7,032,144)
                                               -------------      -------------
                                                 (14,787,477)       (15,419,680)
                                               -------------      -------------
INCREASE IN NET ASSETS FROM
  COMMON STOCK TRANSACTIONS:
  Proceeds from the sale of
    5,262,771 and 3,522,591 shares
    respectively, net of offering
    expenses (Note 4)                             32,797,247         22,551,862
  Net asset value of common
    stock issued to stockholders
    from reinvestment of
    dividends (295,323 and
    197,107 shares issued,
    respectively)                                  1,790,086          1,444,420
                                               -------------      -------------
                                                  34,587,333         23,996,282
                                               -------------      -------------
NET INCREASE/(DECREASE)
  IN NET ASSETS                                  (16,804,802)         4,655,104

NET ASSETS
  Beginning of period                            145,517,712        140,862,608
                                               -------------      -------------
  End of period                                $ 128,712,910      $ 145,517,712
                                               =============      =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

PER SHARE DATA
(for a share outstanding throughout each period)
Net asset value - beginning of period
INVESTMENT OPERATIONS
Net investment income
Net gain (loss) on investments
Total from investment operations
DISTRIBUTIONS
From net investment income
From net realized gains on investments
Return of capital
Total distributions
CAPITAL SHARE TRANSACTIONS
Dilutive effects of rights offerings
Offering costs charged to paid in capital
Total capital share transactions
  Net asset value, end of period
  Per share market value, end of period
Total investment return(1) based on:
  Net Asset Value
  Market Value
RATIOS/SUPPLEMENTAL DATA:
Ratios of expenses to average net assets
Ratio of net investment income to average net assets
Ratio of total distributions to average net assets
Portfolio turnover rate(2)
Net assets - end of period (in thousands)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

(1) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING A PURCHASE OF COMMON STOCK ON THE OPENING OF THE FIRST DAY AND A SALE ON THE CLOSING OF THE LAST DAY OF EACH PERIOD REPORTED. DIVIDENDS AND DISTRIBUTIONS, IF ANY, ARE ASSUMED FOR PURPOSES OF THIS CALCULATION TO BE REINVESTED AT PRICES OBTAINED UNDER THE FUND'S DIVIDEND REINVESTMENT PLAN. RIGHTS OFFERINGS, IF ANY, ARE ASSUMED FOR PURPOSES OF THIS CALCULATION TO BE FULLY SUBSCRIBED UNDER THE TERMS OF THE RIGHTS OFFERING. GENERALLY, TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE WILL BE HIGHER THAN TOTAL INVESTMENT RETURN BASED ON MARKET VALUE IN PERIODS WHERE THERE IS AN INCREASE IN THE DISCOUNT OR A DECREASE IN THE PREMIUM OF THE MARKET VALUE TO THE NET ASSET VALUE FROM THE BEGINNING TO THE END OF SUCH PERIODS. CONVERSELY, TOTAL INVESTMENT RETURN BASED ON THE NET ASSET VALUE WILL BE LOWER THAN TOTAL INVESTMENT RETURN

                         FOR THE YEAR ENDED DECEMBER 31,
     ----------------------------------------------------------------------
        2002           2001           2000           1999           1998
     ----------     ----------     ----------     ----------     ----------
     $     6.94     $     8.17     $     9.09     $    10.25     $     9.76

           0.04           0.04           0.05           0.03           0.05
          (1.40)         (0.29)         (0.08)          0.49           1.62
     ----------     ----------     ----------     ----------     ----------
          (1.36)         (0.25)         (0.03)          0.52           1.67
     ----------     ----------     ----------     ----------     ----------

          (0.04)         (0.04)         (0.05)         (0.03)         (0.05)
             --          (0.36)         (0.84)         (1.65)         (1.08)
          (0.52)         (0.34)            --             --             --
     ----------     ----------     ----------     ----------     ----------
          (0.56)         (0.74)         (0.89)         (1.68)         (1.13)
     ----------     ----------     ----------     ----------     ----------

          (0.16)         (0.23)            --             --          (0.04)
          (0.01)         (0.01)            --             --          (0.01)
     ----------     ----------     ----------     ----------     ----------
          (0.17)         (0.24)            --             --          (0.05)
     ----------     ----------     ----------     ----------     ----------
     $     4.85     $     6.94     $     8.17     $     9.09     $    10.25
     ==========     ==========     ==========     ==========     ==========

     $     4.59     $     7.56     $     7.55     $   8.6875     $     9.75
     ==========     ==========     ==========     ==========     ==========

          (20.6%)         (3.0%)          0.2%           6.2%          17.6%
          (32.2%)         14.1%          (3.2%)          6.7%           1.3%

           0.93%          0.91%          0.88%          0.85%          0.94%
           0.64%          0.56%          0.63%          0.32%          0.56%
          10.15%         10.21%         10.46%         16.86%         11.62%
          65.86%         73.30%        127.55%         54.24%         76.02%
     $  128,713     $  145,517     $  140,863     $  153,002     $  171,512

     BASED ON MARKET VALUE IN PERIODS WHERE THERE IS A DECREASE IN THE DISCOUNT OR AN INCREASE IN THE PREMIUM OF THE MARKET VALUE TO THE NET ASSET VALUE FROM THE BEGINNING TO THE END OF SUCH PERIODS.

(2) A PORTFOLIO TURNOVER RATE IS THE PERCENTAGE COMPUTED BY TAKING THE LESSER OF PURCHASES OR SALES OF PORTFOLIO SECURITIES (EXCLUDING SHORT-TERM INVESTMENTS) FOR A YEAR AND DIVIDING IT BY THE MONTHLY AVERAGE OF THE MARKET VALUE OF THE PORTFOLIO SECURITIES DURING THE YEAR. PURCHASES AND
     SALES OF INVESTMENT SECURITIES (EXCLUDING SHORT-TERM SECURITIES) FOR THE YEAR ENDED DECEMBER 31, 2002 WERE $113,253,127 AND $90,787,202,
     RESPECTIVELY.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
December 31, 2002

                                                                      MARKET
                                        SHARES         COST           VALUE
                                     ------------   ------------   ------------
COMMON STOCKS - 97.66%
BASIC MATERIALS - 3.05%
FORESTRY & PAPER - 3.05%
Bowater Inc.                               93,500   $  4,423,466   $  3,922,325
TOTAL BASIC MATERIALS                                  4,423,466      3,922,325
-------------------------------------------------------------------------------

CAPITAL GOODS - 9.00%
AEROSPACE & DEFENSE - 5.60%
General Dynamics Corp.                     44,400      2,904,893      3,524,028
Raytheon Co.                              119,800      4,111,505      3,683,850
                                                    ------------   ------------
                                                       7,016,398      7,207,878
ELECTRICAL EQUIPMENT - 3.40%
Parker Hannifin Corp.                      94,800      4,519,195      4,373,124
TOTAL CAPITAL GOODS                                   11,535,593     11,581,002
-------------------------------------------------------------------------------

COMMERCIAL SERVICES - 2.65%
BUSINESS PRODUCTS & SERVICES - 2.65%
Accenture Ltd.
  (Bermuda)*                              189,600      4,227,692      3,410,904
TOTAL COMMERCIAL SERVICES                              4,227,692      3,410,904
-------------------------------------------------------------------------------
COMMUNICATIONS - 4.62%
TELECOMM SERVICE PROVIDERS - 4.62%
ALLTEL Corp.                               66,100      3,347,105      3,371,100
BellSouth Corp.                            99,800      3,723,365      2,581,826
                                                    ------------   ------------
                                                       7,070,470      5,952,926
TOTAL COMMUNICATIONS                                   7,070,470      5,952,926
-------------------------------------------------------------------------------

CONSUMER CYCLICAL - 12.01%
CLOTHING & ACCESSORIES - 2.60%
TJX Companies Inc.                        171,300      2,590,532      3,343,776
GENERAL MERCHANDISE - 2.17%
Target Corp.                               93,300      3,209,526      2,799,000
HOTELS & GAMING - 2.69%
Starwood Hotels & Resorts Inc.            145,600      4,472,957      3,456,544
PUBLISHING & MEDIA - 4.55%
Dow Jones & Company Inc.                   70,600      3,827,434      3,052,038
Viacom Inc. - Class B*                     69,000      3,404,359      2,812,440
                                                    ------------   ------------
                                                       7,231,793      5,864,478
TOTAL CONSUMER CYCLICAL                               17,504,808     15,463,798
-------------------------------------------------------------------------------

                                                                      MARKET
                                        SHARES         COST           VALUE
                                     ------------   ------------   ------------
CONSUMER STAPLES - 4.41%
FOOD & AGRICULTURAL PRODUCTS - 4.41%
Bunge Ltd. (Bermuda)                      123,800   $  2,963,252   $  2,978,628
Sara Lee Corp.                            119,800      2,275,459      2,696,698
                                                    ------------   ------------
                                                       5,238,711      5,675,326
TOTAL CONSUMER STAPLES                                 5,238,711      5,675,326
-------------------------------------------------------------------------------

ENERGY - 6.43%
EXPLORATION & PRODUCTION - 3.51%
Apache Corp.                               34,940      1,967,240      1,991,231
Ocean Energy Inc.                         126,600      2,498,932      2,528,202
                                                    ------------   ------------
                                                       4,466,172      4,519,433
INTEGRATED OILS - 2.92%
ConocoPhillips                             77,619      4,506,234      3,755,983
TOTAL ENERGY                                           8,972,406      8,275,416
-------------------------------------------------------------------------------

FINANCIALS - 25.92%
INTEGRATED FINANCIAL SERVICES - 2.39%
Citigroup Inc.                             87,500      3,751,033      3,079,125

LIFE & HEALTH INSURANCE - 3.40%
Nationwide Financial Services - Class A    59,500      2,527,815      1,704,675
Principal Financial Group                  88,600      2,084,345      2,669,518
                                                    ------------   ------------
                                                       4,612,160      4,374,193

MONEY CENTER BANKS - 1.17%
Bank of America Corp.                      21,600      1,462,942      1,502,712

PROPERTY CASUALTY INSURANCE - 11.89%
Allstate Corp.                             92,900      3,304,241      3,436,371
American International Group               60,500      3,911,174      3,499,925
Hartford Financial Services Group Inc.     61,400      3,666,588      2,789,402
Radian Group Inc.                          97,300      3,402,595      3,614,695
Travelers Property and Casualty Corp.*    133,600      1,924,055      1,957,240
                                                    ------------   ------------
                                                      16,208,653     15,297,633

REGIONAL BANKS - 2.46%
SouthTrust Corp.                          127,300      2,847,465      3,163,405

SECURITIES & ASSET MANAGEMENT - 1.71%
Goldman Sachs Group Inc.                   13,600        919,330        926,160
Lehman Brothers Holdings Inc.              24,000      1,379,233      1,278,960
                                                    ------------   ------------
                                                       2,298,563      2,205,120
SPECIALTY FINANCE - 2.90%
Federal Home Loan
Mortgage Corp.                             63,300      3,720,905      3,737,865
TOTAL FINANCIALS                                      34,901,721     33,360,053
-------------------------------------------------------------------------------

                                                                      MARKET
                                        SHARES         COST           VALUE
                                     ------------   ------------   ------------
MEDICAL - HEALTHCARE - 13.21%
HEALTHCARE SERVICES - 4.01%
Omnicare Inc.                             216,519   $  4,443,165   $  5,159,648

MEDICAL TECHNOLOGY - 1.51%
Millipore Corp.*                           57,300      2,238,182      1,948,200

PHARMACEUTICALS - 7.69%
Bristol-Myers Squibb Co.                   86,380      3,495,709      1,999,697
Pfizer Inc.                                83,300      2,646,603      2,546,481
Pharmacia Corp.                            50,900      1,664,808      2,127,620
Wyeth                                      86,100      3,092,459      3,220,140
                                                    ------------   ------------
                                                      10,899,579      9,893,938
TOTAL MEDICAL - HEALTHCARE                            17,580,926     17,001,786
-------------------------------------------------------------------------------

TECHNOLOGY - 11.55%
COMPUTER SOFTWARE - 3.30%
Microsoft Corp.*                           82,100      5,018,589      4,244,570

ELECTRONIC EQUIPMENT - 2.42%
American Power Conversion*                205,500      2,901,439      3,113,325

PCS & SERVERS - 2.74%
International Business
  Machines Corp.                           39,200      3,659,672      3,038,000
Sun Microsystems Inc.*                    155,400      1,332,002        483,294
                                                    ------------   ------------
                                                       4,991,674      3,521,294
SEMICONDUCTORS - 1.43%
Intel Corp.                               118,600      3,851,561      1,846,602

TECHNOLOGY RESELLERS - DISTRIBUTORS - 1.66%
Avnet Inc.*                               197,400      4,425,500      2,137,842
TOTAL TECHNOLOGY                                      21,188,763     14,863,633
-------------------------------------------------------------------------------

TRANSPORTATION - 2.05%
RAILROADS - 2.05%
Union Pacific Corp.                        44,000      2,552,640      2,634,280
TOTAL TRANSPORTATION                                   2,552,640      2,634,280
-------------------------------------------------------------------------------

UTILITIES - 2.76%
ELECTRIC - GAS UTILITIES - 2.76%
Entergy Corp.                              39,600      1,540,645      1,805,364
FPL Group Inc.                             29,200      1,716,039      1,755,796
                                                    ------------   ------------
                                                       3,256,684      3,561,160
TOTAL UTILITIES                                        3,256,684      3,561,160
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                  138,453,880    125,702,609
-------------------------------------------------------------------------------

                                                                      MARKET
                                        SHARES          COST           VALUE
                                     ------------   ------------   ------------
SHORT-TERM INVESTMENTS - 4.67%
Fidelity Institutional US
  Treasury, Class III                      38,527   $     38,527   $     38,527
Goldman Sachs Financial
Square Prime Obligations Fund -
  FST Shares                            5,967,995      5,967,995      5,967,995
                                                    ------------   ------------
                                                       6,006,522      6,006,522
TOTAL SHORT-TERM INVESTMENTS                           6,006,522      6,006,522
-------------------------------------------------------------------------------

TOTAL INVESTMENTS                         102.33%   $144,460,402   $131,709,131
Liabilities in Excess of Other Assets      (2.33%)                   (2,996,221)
                                         -------                   ------------
NET ASSETS                                100.00%                  $128,712,910
                                         =======                   ============

*DENOTES NON-INCOME PRODUCING SECURITY.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
December 31, 2002

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Each investment security is generally valued at the last sale price at period end reported by the principal exchange on which the issue was traded or, if no sale is reported, at a value based on the average closing bid and asked price. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

The Fund had available for federal income tax purposes unused capital loss carryovers of approximately $15,485,000, which will expire in 2010.

The Fund intends to elect to defer to its fiscal year ending December 31, 2003, approximately $468,000 of losses recognized during the period November 1, 2002 to December 31, 2002, which will expire in 2011 if unutilized.

INVESTMENT TRANSACTIONS - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

DISTRIBUTIONS TO STOCKHOLDERS - Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a portion of such distributions may constitute a non-taxable return of capital.

     The Fund distributes at least 2.5% of its net asset value quarterly to its stockholders.

CLASSIFICATION OF DISTRIBUTIONS TO STOCKHOLDERS - The Fund adjusts classifications of distributions to stockholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in paid in capital of $13,857,137 and a decrease in overdistributed net investment income of $13,857,137. Net assets of the Fund were unaffected by the reclassifications.

     The tax character of the distributions paid during the years December 31, 2002 and December 31, 2001 was as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                  -----------------------------
                                                      2002             2001
                                                  ------------     ------------
Distributions paid from:
Ordinary income                                   $    930,340     $    857,755
Long-term capital gain                                      --        7,529,781
Return of capital                                   13,857,137        7,032,144
                                                  ------------     ------------
Total                                             $ 14,787,477     $ 15,419,680
                                                  ============     ============

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss                                      $(15,952,429)
Net unrealized depreciation                                         (13,188,825)
                                                                   ------------
Total                                                              $(29,141,254)
                                                                   ============

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2.   UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

AS OF DECEMBER 31, 2002:

Gross appreciation (excess of value over tax cost)                 $  6,060,201
Gross depreciation (excess of tax cost over value)                  (19,249,026)
Net unrealized depreciation                                        $(13,188,825)
                                                                   ------------
Cost of investments for income tax purposes                        $144,897,956
                                                                   ============

3.   INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DIA"), whereby a management fee is paid to DIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of DIA.

     Effective September 1, 1999, ALPS Mutual Funds Services, Inc. ("ALPS") and DIA entered into an Administrative Agreement to serve as the Fund's co-administrators. The Administrative Agreement includes the Fund's administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DIA, respectively, of 0.08% and 0.01% of the Fund's average daily net assets up to $75,000,000, 0.04% and 0.005% of the Fund's average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund's average daily net assets in excess of $125,000,000. The administrative services fee is paid monthly.

4.   CAPITAL TRANSACTIONS

     In 2002, the Fund completed a rights offering to existing stockholders. The Fund issued one right to purchase an additional share of the Fund for each five shares owned as of February 19, 2002. The subscription period began February 22, 2002 and extended through March 21, 2002. The price of the shares issued was $6.26, which represented 95% of $6.5886, the average of the Volume Weighted Average Price on the New York Stock Exchange for March 22, 2002, the pricing day, and the four preceding trading days. The Fund's net asset value on March 22, 2002 was $7.06. There were 5,262,771 shares issued in the rights offering for proceeds, net of offering expenses, of $32,797,247.

BOARD OF DIRECTORS
Kenneth V. Penland, CHAIRMAN
Todger Anderson, DIRECTOR
Robert J. Greenebaum, DIRECTOR
Lee W. Mather, Jr, DIRECTOR
Gary P. McDaniel, DIRECTOR
Richard C. Schulte, DIRECTOR
Roberta M. Wilson, DIRECTOR

OFFICERS
Kenneth V. Penland, CHAIRMAN
Todger Anderson, PRESIDENT
Mark M. Adelmann, VICE PRESIDENT
W. Bruce McConnel, SECRETARY
Jasper R. Frontz, TREASURER

INVESTMENT ADVISER/CO-ADMINISTRATOR
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

STOCKHOLDER RELATIONS
Margaret R. Jurado
(800) 624-4190 (303) 312-5100
e-mail: blu@denveria.com

CUSTODIAN
Bank of New York
One Wall Street
New York, NY 10286

CO-ADMINISTRATOR
ALPS Mutual Funds Services, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

TRANSFER AGENT
DIVIDEND REINVESTMENT PLAN AGENT
(QUESTIONS REGARDING YOUR ACCOUNT)
Mellon Investor Services, LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.melloninvestor.com

                                NYSE Symbol--BLU

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                              BLUE CHIP VALUE FUND
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